LS DRAFT
ATTORNEY WORK PRODUCT
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Exhibit 10.23

AMENDMENT TO EMPLOYMENT AGREEMENT

BY AND BETWEEN

MANHATTAN PHARMACEUTICALS, INC. AND DOUGLAS ABEL

This AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment") is entered into as of March 28, 2008, by and between Manhattan Pharmaceuticals, Inc. (the "Company") and Douglas Abel (the "Executive").

WITNESSETH THAT:

WHEREAS, the Company and the Executive entered into that certain Employment Agreement, dated as of April 1, 2005 (the "Agreement"); and

WHEREAS, the Company and the Executive desire to extend the Term (as defined in the Agreement) of the Agreement by a period of one year.

NOW THEREFORE, for and in consideration of the foregoing, the Company and the Executive hereby agree as follows:

1. The Term is hereby extended by one year, through April 1, 2009, and, notwithstanding any other provision of the Agreement to the contrary, such one-year extension shall be deemed an "Additional Term" (as defined in the Agreement).

2. This Amendment may be executed in counterparts, each of which shall constitute an original, but both of which together shall constitute one and same instrument. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without giving effect to its principles of conflicts of laws.

3. Except as specifically amended hereby, the Agreement remains otherwise unmodified and in full force an effect, and is hereby ratified by the Company and the Executive.

IN WITNESS WHEREOF, the parties have signed this Amendment to Employment Agreement as of the day and year set forth above.

MANHATTAN PHARMACEUTICALS, INC.

By: Michael McGuinness
Chief Financial Officer
/s/ Michael McGuinness

DOUGLAS ABEL

/s/ Douglas Abel